                           EXHIBIT 32

CERTIFICATION PURSUANT TO SECTION 906

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002, I, the

undersigned officer of Wall Street Acquisitions, Corp.

(the "Company"), hereby certify to my knowledge that:

The Report on Form 10-Q for the period ended June 30,

2017 of the Company fully complies, in all material respects,

with the requirements of Section 13(a) or 15(d) of the Securities

Exchange Act of 1934, and the information contained in the

Report fairly represents, in all material respects, the

financial condition and results of operations of the Company.

A signed original of this written statement required by Section

906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange

Commission or its staff upon request.

                            /s/ Franklin Ogele

                                Chief Executive Officer

                                Chief Financial Officer

Date: July 31, 2017